                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SUMMIT BANK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             SUMMIT BANK CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 1998


         The Annual Meeting of Shareholders (the "Meeting") of Summit Bank Corporation (the "Company") will be held at the Atlanta Marriott Perimeter Center, 246 Perimeter Center Parkway, N.E. Atlanta, Georgia 30346, on the 25th day of April 1998, at 10:00 a.m. (Atlanta time) for the following purposes:

         1.       To elect six members to the Board of Directors;

         2.       To approve the Summit Bank Corporation 1998 Stock Incentive
                  Plan; and

         3. To consider such other matters as properly may come before the Meeting or any adjournment of the Meeting.

         Only holders of record of the Company's Common Stock at the close of business on March 13, 1998 will be entitled to notice of and to vote at the Meeting. The stock transfer books will remain open.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed. Please sign, date, and return the Proxy promptly to the Company in the enclosed reply envelope. This will assist us in preparing for the Meeting.

         All shareholders are cordially invited to attend the Meeting.

                                    By Order of the Board of Directors:


                                             /s/  Gary K. McClung
                                             -----------------------------
                                             Gary K. McClung
                                             Secretary


---------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                             SUMMIT BANK CORPORATION
                           4360 CHAMBLEE-DUNWOODY ROAD
                             ATLANTA, GEORGIA 30341

                                                                  MARCH 20, 1998

                                 PROXY STATEMENT


                       FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 25, 1998

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Summit Bank Corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Saturday, April 25, 1998, at 10:00 a.m. (Atlanta time), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Atlanta Marriott Perimeter Center, 246 Perimeter Center Parkway, N.E., Atlanta, Georgia 30346. All Proxies will be voted in accordance with the instructions contained in the Proxies. If no choice is specified, Proxies will be voted "FOR" the election to the Board of Directors of all the nominees listed below under "ELECTION OF DIRECTORS," "FOR" the approval of the Company's 1998 Stock Incentive Plan and in accordance with the best judgment of the Proxy holder on any other matters which may come before the Meeting. Any shareholder may revoke a Proxy given pursuant to this solicitation prior to the Meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or by attending the Meeting and voting in person. All written notices of revocation or other communications relating to Proxies or the Meeting should be delivered to the Company at its principal executive offices, 4360 Chamblee Dunwoody Road, Atlanta, Georgia 30341, Attention:
Gary McClung.  The telephone number for such offices is (770) 454-0400.

The Company has fixed March 13, 1998 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 1,815,363 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"), held by approximately 369 shareholders of record. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by Proxy, will constitute a quorum.

Directors are elected by a plurality of the shares present in person or by Proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes, which occur when a broker submits a Proxy card without exercising discretionary voting authority on a non-routine matter, will not be included in vote totals and will not be considered in determining the outcome of the vote.

Approval of the Summit Bank Corporation 1998 Stock Incentive Plan and all other matters that may properly come before the Meeting require the affirmative vote of a majority of shares of Common Stock present in person or by Proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Meeting.

This Proxy Statement and the accompanying form of Proxy were first mailed to the shareholders on or about March 20, 1998. An Annual Report to Shareholders, consisting of a letter to shareholders from the Chairman of the Board of the Company, the Company's audited financial statements for the fiscal year ended December 31, 1997, Management's Discussion and Analysis of Financial Condition and Results of Operations for the 1997 fiscal year, and certain other information, is included in the package with this Proxy Statement.

                             ELECTION OF DIRECTORS

Article Fourteen of the Company's Amended and Restated Articles of Incorporation provides that the Board of Directors shall be divided into three classes with each class to be as nearly equal in number as possible. Article Fourteen also provides that the three classes of directors are to have staggered terms, so that the terms of only approximately one-third of the Board will expire at each Annual Meeting of Shareholders and each director serves a three-year term. The current Class I directors are Aaron I. Alembik, Jack N. Halpern, Sion Nyen (Francis) Lai, Shih Chien (Raymond) Lo, W. Clayton Sparrow, Jr., and Pin Pin Chau. The current Class II directors are Peter M. Cohen, Donald R. Harkleroad, Daniel T. Huang, Shafik H. Ladha, Paul C. Y. Chu, Cecil M. Phillips, Howard H.
L. Tai, and P. Carl Unger. The current Class III directors are Gerald L. Allison, James S. Lai, Nack Y. Paek, Carl L. Patrick, Jr., and David Yu. The terms of the class III directors expire this year. Messrs. Allison, Lai, Paek, Patrick, and Yu have been nominated for re-election as Class III directors. In addition, Mr. Jose Gonzalez is nominated as a new class III director.

The table below sets forth certain information about the nominees, including the class of directors for which the nominee is being nominated, the nominee's age, his position with the Company and his position with the Company's principal operating subsidiary, The Summit National Bank (the "Bank"). It is the intention of the persons named in the accompanying Proxy to vote for the election of the nominees identified below to serve for a three-year term, expiring at the 2001 Annual Meeting of Shareholders. If any nominee is unable or fails to accept nomination or election (which is not anticipated), the persons named in the Proxy, unless specifically instructed otherwise in the Proxy, will vote for the election in his stead of such other person as management may recommend.

                            DIRECTOR                          POSITION WITH              POSITION WITH
         NAME                CLASS           AGE               THE COMPANY                 THE BANK
         ----               --------         ---              -------------              -------------

Gerald L. Allison             III             60                Director                  Director

Jose Gonzalez                 III             43                Nominee                   None

James S. Lai                  III             60                Director                  Vice Chairman of the
                                                                                          Board of Directors

Nack Paek                     III             56                Director                  Director

Carl L. Patrick, Jr.          III             51                Director                  None

David Yu                      III             47                Director, President       Chairman of the Board
                                                                and Chief Executive       of Directors
                                                                Officer

Gerald L. Allison became a director of the Company in April 1989, and served as Vice Chairman of the Board of Directors of the Company from February 1990 to May 1992. Mr. Allison is the CEO and Chairman of AJC International, Inc., a major Atlanta-based export and import trading company for food and agricultural products. Mr. Allison obtained his B.A. in Economics from Northern Illinois University and has been a resident of Atlanta since 1967.

Jose Ignacio Gonzalez is being nominated as a new director for the Company. Mr. Gonzalez is a founding partner for PanAmerican Logistics, LLC, a third party total logistics provider for the cut flower industry. Mr. Gonzalez is also the licensed southeast agent for ACES Airlines, the second largest Colombian airline owned by the Colombian Federation of Coffee Growers and the Colombian ocean freight line, Grancolombiana. In 1992, Mr. Gonzalez founded Arcoffee Corporation, an importer/wholesaler of premium coffee brands, and served as its President and CEO until 1997. Prior to 1992, Mr. Gonzalez served as Executive Director of the Atlanta Hispanic Chamber of Commerce.

Mr. Gonzalez received his Bachelor of Science degree in Management from Purdue University and his Masters in Business Administration from Mercer University. He is the current Chairman of the Dekalb Chamber of Commerce, and a board member of the metro Atlanta Chamber of Commerce, the Atlanta Hispanic Chamber of Commerce and a former member of the Best Practices Committee of the United Way of Metropolitan Atlanta.

James S. Lai, a director of the Company since its inception in July 1987, is a Professor of Civil Engineering at the Georgia Institute of Technology. Mr. Lai has served as Vice Chairman of the Bank since April 1996. He taught at the University of Utah from 1967 to 1975, and has been at the Georgia Institute of Technology since 1975. Dr. Lai is the sole owner of Pavtec Engineering Technology, Inc. which specializes in engineering consulting. Dr. Lai was elected President of the Association of Chinese Scholars in the Southeastern United States in 1985. Dr. Lai received his Ph.D. from Brown University in 1967.

Nack Y. Paek, a director of the Company since its inception in July 1987, served as Chairman of the Board from May 1992 to April 1994. He is President of Government Loan Service Corp. which specializes in originating and servicing SBA loans. Mr. Paek obtained a B.S. degree from Seoul National University and an M.B.A. from Northern Illinois University. His business experience includes management positions with Korea Explosive Manufacturing Co., Seoul, and Continental Insurance Co., Atlanta, where he was Director of Regional Auditing. From 1980 to 1990, Mr. Paek was sole owner of the local accounting firm of Nack
Y. Paek, P.C. with its clientele being predominantly members of the Korean, Chinese and Japanese immigrant communities. Mr. Paek is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants.

Carl L. Patrick, Jr. has been a director since the inception of the Company in July 1987 and served as Chairman of the Board of Directors of the Company from February 1990 to May 1992. Mr. Patrick is a lawyer and a certified public accountant (CPA) with degrees from Duke University, Georgia State University and the University of Georgia School of Law. As a CPA with Arthur Andersen & Co. and with Arthur Young & Co. for an aggregate of approximately ten years, Mr. Patrick had extensive exposure to the accounting and tax aspects of real estate, banking, small business, and international transactions. Mr. Patrick is a member of the American and Georgia Bar Associations. He is a director and principal shareholder of Carmike Cinemas, Inc., a publicly-owned company whose shares are traded on the NYSE, and Co-Chairman of PGL Entertainment Corporation, a local motion picture production company in Atlanta.

David Yu is the founder and organizer of Summit Bank Corporation and The Summit National Bank. He served as President and CEO of the Company until December 1989, at which time he was elected Chairman of the Board of Directors of the Bank. Before organizing Summit Bank Corporation and The Summit National Bank, Mr. Yu worked for The Citizens and Southern National Bank (C&S) and First National Bank of Atlanta. From 1976 to 1980, Mr. Yu was employed as an Assistant National Bank Examiner by the Office of the Comptroller of the Currency in Atlanta. Mr. Yu is founder and Chairman of the Board of the Chinese Community Center and a member of the Chinese American Lions Club of Atlanta. Mr. Yu serves on the Board of the Atlanta Chamber of Commerce, Zoo Atlanta, Arts and Business Council, Latin American Association, and Leadership Atlanta. Mr. Yu also serves on the Georgia Human Relations Commission and Atlanta Sister Cities Commission. Mr. Yu received his MBA degree in International Business from Georgia State University and his BS degree in Business Administration from Virginia Commonwealth University.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE SIX NOMINEES NAMED ABOVE.

The following persons are currently directors in classes indicated with terms expiring in 1999 and 2000, respectively.

CLASS II DIRECTORS - TERM EXPIRES IN 2000:

Peter M. Cohen, 50, has been a director of the Company since its inception in July 1987, and served as Vice Chairman of the Board of Directors and Secretary of the Company from December 1987 until February 1990. Since 1984, Mr. Cohen has been President of Trident Corporate Services Inc., a member of the International Trident Trust Group, which provides international corporate, trust & mutual fund administration services to foreign and U.S. clients. He is also the President of Trident Trust Company (V.I.) Limited, located in St. Thomas, U.S. Virgin Islands, which provides trust and management services to U.S. exporters including various Fortune 500 companies.

Mr. Cohen has practiced as an attorney both abroad and in the U.S. He was associated with the Atlanta-based office of the Wildman, Harrold, Allen, Dixon & Branch law firm from 1980 until 1984 and is a member of the Atlanta, Georgia, American and International Bar Associations. Mr. Cohen also has been a member of the adjunct faculty of Emory Law School in the areas of international law and international tax. Mr. Cohen, who is a naturalized citizen, holds degrees from Rhodes University, the University of Stellenbosch Law School and University College, University of London.

Donald R. Harkleroad, 54, a director of the Company since its inception in July 1987, is the senior partner of Harkleroad & Hermance, P.C., a law firm specializing in taxation, corporate acquisitions and financing, financial institutions, investment law, and international practice. Mr. Harkleroad is also president of The Bristol Company, a diversified investment and management holding company with interests in food, technology, and natural resources. Mr. Harkleroad is a graduate of the University of Georgia, and of New York University School of Law, where he was Editor-in-Chief of The Journal of International Law & Politics and is a Weinfeld Associate. Mr. Harkleroad is past Chairman of the International Law Section and of the Corporation and Banking Law Section of the State Bar of Georgia, as well as Chairman of the Taxation Committee of the American Bar Association's Business Law Section. He is a director of the Society of International Business Fellows, and is a member of the World Economic Forum.

Daniel T. Huang, 48, a director of the Company since April 1994, is President of Polyarn Corporation of Norcross, Georgia. Polyarn manufactures nylon monofilament replacement line for distribution to Central and South America and Europe in addition to the United States. Prior to establishing the United States operations of Polyarn in 1992, Mr. Huang served as General Manager for Polyarn in Taiwan. Prior to 1992, Mr. Huang served as manager of export and import operation for M/S San Yuan Industries, Ltd., of Taiwan. Prior to 1976, Mr. Huang managed the Research and Development Division of M/S Formosa Fishing Tackle Co.

Shafik H. Ladha, 51, has been a director of the Company since February 1988 and served as Vice Chairman of the Company from April 1994 to April 1996. Mr. Ladha has been the President/CEO of Ladha Holdings, Inc. and its wholly owned subsidiaries, a closely held business engaged in the import, export and distribution of domestic and foreign products, in the ownership and operation of hotels, and the purchase and sale of real estate. Mr. Ladha has been President/CEO of International Realty Properties (IRP), a closely held corporation engaged primarily in the business of owning and operating hotels, since 1979. The assets and liabilities of International Realty Properties, Inc. were acquired by Ladha Holdings, Inc. as of April 2, 1989. Mr. Ladha is a nationalized American citizen and is past chairman (1987-1990) of the Aga Khan Foundation, USA National Committee, and past member of the Board of Governors of the International Club of Atlanta, 1994 and 1995.

Paul C.Y. Chu, 47, a director of the Company since May 1993, is the Chairman of the Novax Group of computer software development companies. Novax was organized to provide financial management software such as accounting and point of sale for specific vertical market applicators.

Trained as an attorney at law and certified public accountant, Mr. Chu spent three years from 1976 to 1979 with Ernst & Young as an auditor and tax consultant. From 1980 to 1983, he worked for Amerex Trading Co. as President in charge of its Taiwan operation. From 1983 to 1987 he served as chief of investments for the Ministry of Economic Affairs of Taiwan responsible for attracting foreign investments.

Mr. Chu received his Juris Doctor degree from Pace University Law School and his MBA in finance from Columbia University Business School. He graduated from Soochaw University in Taiwan with a B.A. in Economics.

Cecil M. Phillips, 51, has been a director of the Company since its inception in July 1987, and was Chairman of the Board of Directors of the Company from July 1987 until December 1989. Mr. Phillips is the principal of Phillips International L.P., a merchant banking and investment firm established in 1983 which focuses on off-shore financings, reverse investments and exporting and importing. Mr. Phillips received his B.A. from the University of Missouri and J.D. degree from the University of Michigan.

Mr. Phillips began practicing law in 1971 with the Atlanta law firm of Alston & Bird. From 1979 to 1983 he was also the Executive Assistant to Governor George Busbee. Mr. Phillips previously served as Vice President and General Counsel of Rock Tenn Company. Mr. Phillips is a member and past Chairman of the Board of the International Business Council, and a past member of the Board of Directors of Fortune Financial Group, Inc. He currently is a Director of U.K. Capital, Inc. and Regina, PLC. He is also a member of the Council on Foreign Relations.

Howard H. L. Tai, 66, a director of the Company since its inception in July 1987, served as Executive Vice President of the Company from October 1987 until September 1988. Mr. Tai has been an Atlanta-based real estate investor since 1981. Mr. Tai is a graduate of the College of Law of the National University of Taiwan and holds a master of law degree from Waseda University of Tokyo, Japan. Prior business experience includes serving as Executive Vice President of Shin-kong Synthetic Fibers Corporation located in Taiwan, the Republic of China.

Dr. P. Carl Unger, 70, has been Chairman of the Company since April 1996 and was Vice Chairman of the Bank from May 1992 through April 1996. He has been a director of the Company since its inception in July 1987, has been self-employed since 1985 as a consultant specializing in the field of human resources with clients in Europe, Australia, Canada and the United States. From 1978 to 1985, he was employed by the Campbell Soup Company. Dr. Unger was educated at Cheshunt College Cambridge, Liverpool University and Columbia Pacific University. He is a member of the Royal Society of Health, the Institute of Marketing, the British Marketing Association, the American Marketing Association, and is an Incorporated Business Counsellor (UK).

CLASS I DIRECTORS - TERM EXPIRES IN 1999:

Aaron I. Alembik, 67, a director of the Company since its inception in July 1987, is a former partner in the Atlanta law firm of Alembik and Alembik. Since 1958, he has been actively engaged in the practice of real estate, business and corporate law. Mr. Alembik retired from his practice in 1998.

Mr. Alembik is involved in the ownership, management and operation of numerous real estate ventures. Mr. Alembik, who was born in France, is a naturalized U.S. citizen, and has been a resident of Atlanta since 1957. Mr. Alembik is a graduate of the School of Foreign Service, Georgetown University and the National Law Center of George Washington University. Mr. Alembik is a member of the Atlanta, Georgia, Virginia and American Bar Associations, the Atlanta Lawyers Club, and the Southern Center for International Studies.

Jack N. Halpern, 48, Vice Chairman of the Company since April 1996, has been a director of the Company since its inception in July 1987. Mr. Halpern is the President of Halpern Enterprises, Inc., an Atlanta-based owner, operator and manager of various commercial real estate ventures. His companies currently control in excess of three million square feet of retail and office space in the Atlanta area. In his capacity as a principal of Halpern Enterprises, Inc., Mr. Halpern has assisted numerous Asian and Hispanic immigrants in the establishment of retail businesses in the Atlanta area. Mr. Halpern holds degrees from Harvard University and the University of Georgia Law School. He is active in various civic organizations, including serving as Campaign Chairman of the Atlanta Jewish Federation and as a Trustee of the Epstein School.

Sion Nyen (Francis) Lai, 43, a director of the Company since December 1987, has been President and principal shareholder of Fulton Beverage Center, Inc. since 1984. Prior to 1984, Mr. Lai worked with Hock Hua Bank Berhad in Sabah, Malaysia. Mr. Lai earned an Associates Degree from New York State University, and B.A. in Economics and M.B.A. degrees from Mercer University in Atlanta.

Shih Chien (Raymond) Lo, 52, a director of the Company since December 1987, is the President of Lo Brothers Associates, an exporter of American Hardwood and forest products. Prior to that, Mr. Lo was employed by Roberts and Company, architects, and by Portman and Associates. Mr. Lo earned a Masters Degree in Architecture from the Georgia Institute of Technology.

W. Clayton Sparrow, Jr., 51, Chairman of the Board from April 1994 through April 1996, has been a director of the Company since its inception in July 1987 and is a partner in the Atlanta law firm of McCullough and Sherrill, LLP. Mr. Sparrow's corporate and business law practice includes the general counsel representation of domestic and multinational sales and manufacturing businesses. His professional activities include membership in the American and International Bar Associations, the State Bar of Georgia, and past Chairman of the International Transactions Section and Director of the Atlanta Bar Association. Mr. Sparrow is a graduate of the Georgia Institute of Technology (BS Physics), Georgia State University (MBA Finance) and the University of Georgia Law School. He is a Director and past President of the Georgia State University Alumni Association, and has held Director and officer positions with the Dekalb Chamber of Commerce, the Japan-American Society, the Korea U.S. Chamber of Commerce and the Georgia Tech Alumni Association. He retired from the Naval Reserve in the rank of Captain.

Pin Pin Chau, 58, has served as President and Chief Executive Officer of the Bank and Executive Vice President of the Company since February 1993. Prior to joining the Bank, Mrs. Chau was President, Chief Executive Officer and Director of the United Orient Bank, a Manhattan based bank serving New York's Chinese Community. Her previous experience at United Orient Bank included Executive Vice President and Chief Operating Officer from July 1988 to April 1989, and Executive Vice President and Chief Lending Officer from November 1987 to July 1988.

Mrs. Chau began her banking career in 1970 at National Westminster Bank USA where she remained until 1987. Her experience included, at various times, commercial lending for small and middle market clients, metropolitan New York branch management, management of international lending and marketing for Asia, and international trade finance for Fortune 500 companies in West and Northwest United States.

Mrs. Chau serves on the Board of Directors for various community and educational organizations including the Dekalb Chamber of Commerce, the Atlanta College of Art, the Georgia Council on Economic Education, Consumer Credit Counseling Service, Georgia Korean American Community Center Foundation and Georgia Council of International Visitors. She is a member of the Board of Deacons of the Atlanta Chinese Christian Church.

A naturalized U.S. citizen, Mrs. Chau is a native of Hong Kong and holds a B.A. degree from Coe College, Cedar Rapids, Iowa and an M.A. degree from Yale University, New Haven, Connecticut.

THE FOLLOWING PERSONS ARE EXECUTIVE OFFICERS OF THE COMPANY:

H.A. Dudley, Jr., 49, has served as Executive Vice President and Senior Lending Officer of the Bank since January 1991 and was elected Executive Vice President of the Company in April 1995. Prior to joining the Bank, Mr. Dudley was a Vice President of the Wachovia Bank and Trust where he served from 1983 to 1991 as a District Manager in the Atlanta Retail Bank. From 1977 to 1983, Mr. Dudley was a Vice President and Branch Coordinator of the Trust Company Bank of Columbus, Columbus, Georgia. From 1973 to 1977, Mr. Dudley served at various times as Assistant to the President and Management Auditor with First Southern Savings and Loan Association, Mobile Alabama. Mr. Dudley began his banking career in 1971 with Citizens and Southern Bank of Atlanta. Active in various community organizations, Mr. Dudley previously has served on the Board of Directors of the Sandy Springs Chamber of Commerce and the Rotary Club of Dunwoody. Mr. Dudley received his B.S. in Business Administration from Auburn University in 1971.

Gary K. McClung, 42, has served as Executive Vice President, Chief Financial Officer and Secretary of the Company, and Executive Vice President, Chief Financial Officer of the Bank since April 1992. Prior to joining the Company, Mr. McClung served as the Senior Vice President/Chief Financial Officer of Fidelity National Bank and Fidelity National Corporation, its parent holding company, in Decatur, Georgia from 1986 to 1992. Mr. McClung also served as the Controller/Corporate Secretary of Fidelity National Bank from 1983 to 1986.

From 1978 to 1983, Mr. McClung served as Assistant Cashier of the Bank of Sissonville in Sissonville, West Virginia. Mr. McClung began his banking career in 1972 with One Valley Bank in Charleston, West Virginia. Mr. McClung received his B.S. in Business Administration/Accounting from West Virginia State College.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain officers and directors of the Company and their affiliates, including corporations and firms of which they are officers or in which they and/or their families have an ownership interest, have deposit accounts with the Bank and may have other transactions with the Company or the Bank, including loans in the ordinary course of business. In the opinion of the Board of Directors of the Company, the terms of all of the transactions with such persons and entities were no less favorable to the Company and the Bank than terms available in comparable transactions from others and such terms were as favorable as terms that could have been obtained in arms length transactions with independent third parties. The Company and the Bank expect to have such transactions or similar terms with its directors, executive officers and their affiliates in the future. All commitments, loans or other extensions of credit made by the Bank or the Company to officers, directors, and principal shareholders of the Company and to affiliates of such persons have been made in the ordinary course of business on terms, including interest rates and collateral, deemed by the Bank or the Company to be substantially the same as those prevailing at the time for comparable transactions with independent third parties and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of loans outstanding by the Bank to the Company's directors, executive officers, and their affiliates as of December 31, 1997 was approximately $192,000, which represented less than 1% of the Company's consolidated shareholder equity on that date.

During the last fiscal year, the Company retained the following law firms (as well as others) to provide certain legal services to the Company, and may employ each of the firms during the current fiscal year: Alembik and Alembik, of which Mr. Alembik, a director of the Company and the Bank, was a partner; Harkleroad & Hermance, P.C., of which Mr. Harkleroad, a director of the Company, is a partner; and McCullough & Sherrill, LLP, of which Mr. Sparrow, a director of the Company, is a partner.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company the copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 1997, at no time was a Form 3 or Form 4 filed late by any Company directors or executive officers or beneficial owners of over 10% of the Company's outstanding Common Stock, nor were there any known failures to file required forms.

                   BOARD COMMITTEES, MEETINGS AND COMPENSATION

The Company has an Audit Committee of the Board of Directors consisting of Messrs. Allison (Chairman), Paek, and Unger. This Committee reviews significant audit, accounting, and other principles, policies and practices, the activities of independent auditors and of the Company's internal auditor, and the conclusions and recommendations of auditors and the reports of regulatory examiners upon completion of their respective audits and examinations.

The Company has a Nominating Committee, consisting of P. Carl Unger (Chairman), Nack Y. Paek, Carl L. Patrick, Jr., and W. Clayton Sparrow, Jr. The Company's By-Laws provide that shareholders wishing to nominate directors for election may do so by sending a written notice to the President of the Bank not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 21 days' notice of the meeting is given to the shareholders, such nominees shall be mailed or delivered to the President of the Bank not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain, to the extent known to the shareholder, (a) the name and address of each proposed nominee, (b) the principal occupation of each proposed nominee, (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee, (d) the name and residence address of the notifying shareholder. Nominations not made in accordance with this procedure may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote teller may disregard all votes cast for each such nominee.

The Company's Compensation Committee consists of Messrs. James Lai (Chairman), Francis Lai, Aaron Alembik, and Carl L. Patrick, Jr. This Committee reviews the compensation of the Chief Executive Officer and senior officers of the Company and the Bank.

In 1997, the Board of Directors of the Company met 4 times, the Board of Directors of the Bank met 12 times, the Audit Committee met 12 times, the Nominating Committee met 5 times and the Compensation Committee met 5 times. During 1997, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served, except Messrs. Patrick and Unger.

During 1997 each non-employee director received an attendance fee at the rate of $500 for each meeting of the Board of Directors of the Company and the Board of Directors of the Bank, as well as $100 for each committee meeting thereof attended. A director who is an employee of the Company or the Bank receives no fees or other compensation for serving as a director or as a member of a Board Committee from either the Company or the Bank. Pursuant to this arrangement, total fees of $28,000 were paid to Company directors, and total fees of $55,000 were paid to Bank directors in 1997.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

                             SUMMARY OF COMPENSATION

The following table shows the cash compensation paid by the Company during the years ended December 31, 1997, 1996, and 1995, to the Company's Chief Executive Officer and each of the other executive officers of the Company who earned more than $100,000 in compensation during the year ended December 31, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                ANNUAL                                       COMPENSATION
                                             COMPENSATION                                       AWARDS
                                             ------------                                       ------

                                                                                              SECURITIES
   NAME AND PRINCIPAL COMPANY                                              OTHER ANNUAL       UNDERLYING        ALL OTHER
     OR SUBSIDIARY POSITION         YEAR         SALARY         BONUS      COMPENSATION      OPTIONS/SARS      COMPENSATION
     ----------------------         ----         ------         -----      ------------      ------------      ------------
DAVID YU                            1997         $109,200      $36,656          --              6,000           $16,230(3)
President and Chief Executive       1996          107,200       36,872          --                --              1,770(4)
  Officer of the Company;           1995          103,100       41,544          --                --              2,577(4)
  Chairman of the Bank
PIN PIN CHAU                        1997          131,250       73,312       $9,707(1)          8,000           $ 7,681(2)
Executive Vice President of the     1996          131,250       73,744        9,711(1)            --              6,588(2)
  Company; President and Chief      1995          130,729       83,088        9,611(1)            --              7,681(2)
  Executive Officer of the Bank
GARY K. MCCLUNG                     1997           90,000       36,656          --              4,000           $ 1,127(4)
Executive Vice President and        1996           88,000       36,872          --                --              1,551(4)
  Chief Financial Officer           1995           83,900       41,544          --                --              2,097(4)
  of the Company and the Bank
H.A. DUDLEY, JR.                    1997           87,000       36,656          --              4,000           $ 2,175(4)
Executive Vice President            1996           85,000       36,872          --                --              1,406(4)
  of the Company and the Bank       1995           81,400       41,544          --                --              2,035(4)
==============================================================================================================================

(1) Non-cash compensation representing personal use of a vehicle provided by the Company.
(2) Consists of $4,400 deferred compensation paid by the Company each year and 401k contributions paid by the Company of $3,281, $2,188, and $3,281 in 1997, 1996 and 1995, respectively.
(3) Consists of $13,500 deferred compensation paid by the Company for stock options granted at below market and $2,730 401k contributions paid by the Company.
(4)  Consists of 401k contributions paid by the Company

                               STOCK OPTION GRANTs

The following table contains information regarding the grant of stock options during 1997 to the named executive officers listed in the Summary Compensation Table under the Company's 1987 Stock Incentive Plan.


                                  NUMBER OF        PERCENT OF TOTAL
                                  SECURITIES        OPTIONS GRANTED
                             UNDERLYING OPTIONS     TO EMPLOYEES IN     EXERCISE     EXPIRATION     GRANT DATE
               NAME              GRANTED (#)          FISCAL YEAR     PRICE ($/SH)      DATE         VALUE1/
               ----              -----------          -----------     ------------      ----         -------
       DAVID YU                     4,000                27.3%           $16.75        7/7/04        $20,200
                                    2,000                                $10.00        7/7/04        $16,240

       PIN PIN CHAU                 8,000                36.3%           $16.75        7/7/04        $40,400

       GARY K. MCCLUNG              4,000                18.2%           $16.75        7/7/04        $20,200

       H.A. DUDLEY, JR.             4,000                18.2%           $16.75        7/7/04        $20,200


     1/ The per share weighted-average fair value of stock options granted with an exercise price equal to market and the per share weighted-average fair value of stock options granted with an exercise price below market during 1997 were $5.05 and $8.12, respectively, using the Black Scholes option-pricing model with the following weighted-average assumptions:

             Expected life of the options                       5 years
             Risk-free interest rate                              5.45%
             Expected annual dividend rate                        2.00%

             Expected volatility                                    31%
             Annual forfeiture rate                                  0%

The expected life of the options is an estimate of when, on average, the options are expected to be exercised. The risk-free interest rate is the rate on zero-coupon U.S. government issues with a remaining term equal to the expected life of the options. The expected dividend rate is based on the Company's recent dividend rate. Expected volatility is a measure of the variability in the Company's stock price. Annual forfeiture rate is the percentage of options expected to be forfeited prior to vesting.

                         OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the executive officers listed in the Summary Compensation Table concerning unexercised options held as of the end of 1997. There were no options exercised during the year ended December 31, 1997.

                       1997 YEAR-END OPTION VALUES

                                  NUMBER OF SECURITIES
                                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE-MONEY
                                OPTIONS AT 1997 YEAR END           OPTIONS AT 1997 YEAR END(1)
                 NAME          EXERCISABLE/UNEXERCISABLE            EXERCISABLE/UNEXERCISABLe
                ----          -------------------------            -------------------------
        David Yu                        17,000/0                           $130,250/0

        Pin Pin Chau                    18,000/0                           $112,500/0

        Gary K. McClung                  6,000/0                           $ 28,500/0

        H.A. Dudley, Jr.                 9,000/0                           $ 56,250/0

(1) Based on the quoted market value per share of the Company's Common Stock on December 31, 1997 of $19.25 per share.

                              SEVERANCE AGREEMENTs

The Company has severance agreements with each of the four (4) executive officers of the Bank. The agreements generally provide that in the event of involuntary termination or a change in the executive's position or compensation resulting from a change in the control of the Company due to a merger, consolidation or reorganization, each executive would be entitled to receive an amount equal to 100% of the executive's base salary. These agreements have continuing three (3) year terms.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation Committee consists of James S. Lai, Aaron I. Alembik, Carl L. Patrick, Jr., and Sion Nyen (Francis) Lai. No member of the Compensation Committee is an employee of the Company or the Bank. See "Certain Relationships and Related Transactions."

                       COMPENSATION OF EXECUTIVE OFFICERS

Under rules established by the SEC, the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and other executive officers, including the three most highly compensated executive officers who receive more than $100,000 in compensation. Collectively, for purposes hereof, these four executive officers are referred to as the "executive officers." The disclosure requirements for the executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals. The Compensation Committee of the Bank has prepared the following report for inclusion in this Proxy Statement in response to such requirements.

The Compensation Committee either approves or recommends to the Bank's Board of Directors payment amounts and award levels for executive officers of the Bank. The report reflects the Company's compensation philosophy as endorsed by the Bank's and Company's Board of Directors and the Compensation Committee and resulting actions taken by the Company for the reporting periods shown in the various compensation tables supporting the report.

COMPENSATION COMMITTEE REPORT

GENERAL

The Compensation Committee of the Bank is composed of four independent, non-employee Bank directors who have no "interlocking" relationships as defined by the SEC. The Compensation Committee fully supports the Company's philosophy that the relationship between pay and individual performance is the cornerstone of the salary administration program, and the reward of consistent, superior performance is equally important to the control of salary expense in the management of the Bank's operating overhead. Pay for performance relating to executive officer compensation in these areas is based not only on individual performance and contributions but also on total Company performance relative to profitability and shareholder interests. The Compensation Committee makes recommendations to the Bank's Board of Directors with a view to: (i) ensuring that a competitive and fair total compensation package is provided the directors, officers and employees in order to recruit and retain quality personnel, (ii) ensuring that written performance evaluations are made not less frequently than annually, and (iii) periodically reviewing and revising salary ranges and total compensation programs for directors, officers and employees using information provided by current surveys of peer group market salaries for specific jobs.

BASE SALARY AND INCREASES

In establishing executive officer salaries and increases, the Compensation Committee considers individual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer of the Bank and approved by the Compensation Committee using performance results documented and measured annually through a formal evaluation process. Information regarding salaries paid by other financial institutions is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with the Company's peers and competitors.

The Company's general philosophy is to provide base pay competitive with other banks and bank holding companies of similar size in the Southeast. Annual cash incentives are paid based on the Company's achievement of defined financial goals.

CHIEF EXECUTIVE PAY

The Company's Compensation Committee formally reviews the compensation paid to the chief executive officers of the Company and the Bank in July of each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. Information from Proxy Statement surveys is used in formulating recommendations regarding changes in the chief executive officers' compensation to ensure that the chief executive officers' total compensation is comparable with industry peers. Final approval is made by the Bank's Board of Directors.

After review of market information, specific accomplishments and the financial performance of Summit, the base salary of Mr. David Yu, Chief Executive Officer of the Company remain unchanged at $109,200 in 1997 compared to the prior year. The salary of Ms. Pin Pin Chau, Chief Executive Officer of the Bank, remain unchanged at $131,250 in 1997 compared to the prior year. In lieu of adjustments to the base salary, the Committee awarded certain stock options to the chief executive officers under the Company's Key Employee Incentive Stock Option Plan.

ANNUAL CASH INCENTIVES

The Company utilizes cash incentives to better align pay with individual and Company performance. Funding for the Cash Incentive Plan depends on the Company first attaining defined performance thresholds for pretax earnings and asset growth. These performance thresholds promote a group effort by all key managers. Once these thresholds are attained, the Compensation Committee, based in part upon recommendations from the Bank's chief executive officer, may approve awards to those officers who have made superior contributions to Company profitability as measured and reported through individual performance goals established at the beginning of the year. This philosophy, when fully implemented, will better control overall expenses associated with future performance. Market information regarding salaries will be used to establish competitive rewards that are adequate to motivate strong individual performance during the year.

LONG-TERM INCENTIVES

The Company maintains the 1987 Key Employee Incentive Stock Option Plan, and 150,000 shares of the Company's Common Stock are reserved for issue under this Plan. On July 9, 1997, the Compensation Committee granted an option to purchase 6,000 shares of the Company's Common Stock to Mr. David Yu, Chief Executive Officer of the Company. Of these shares, 2,000 were granted at an exercise price of $10 per share and the remaining 4,000 were granted at the then current market price of $16.75 per share. At the same time, the Committee granted an option to purchase 8,000 shares to Ms. Pin Pin Chau, Chief Executive Officer of the Bank. These options were granted at an exercise price equal to the then current market price of $16.75 per share. The options expire on July 7, 2004. The 1987 Key Employee Incentive Stock Option Plan expired on July 11, 1997. See "Approval of Summit Bank Corporation 1998 Stock Incentive Plan."

EMPLOYMENT AND SEVERANCE CONTRACTS

The Company presently has no employment contracts with any officer or employee of the Company or any subsidiary. The Company has severance agreements with each of the four (4) executive officers of the Company. The agreements basically provide that in the event of involuntary termination or a change in the executive's position or compensation resulting from a change in the control of the Company due to a merger, consolidation or reorganization, each executive would be entitled to receive an amount equal to 100% of the executive's base salary. These agreements have continuing three (3) year terms.

$1 MILLION DEDUCTION LIMIT

At this time, the Company does not appear to be at risk of losing deductions under the $1 million deduction limit on executive pay established under Section 162(m) of the Internal Revenue Code of 1986. As a result, the Committee has not established a policy regarding this limit.

SUMMARY

In summary, the Company's overall executive compensation program is designed to reward managers for superior individual, Company and share value performance. The executive compensation program incorporates a shareholder point of view in several different ways and contains significant protections for shareholders. The Compensation Committee monitors the various program guidelines and may adjust these as it deems appropriate. The Compensation Committee believes that the compensation of the Company's officers and employees, including the executive officers, is reasonable and competitive with compensation paid by other financial institutions of similar size and financial performance. The Company's total personnel expense (which includes base salaries, cash bonuses, 401(k) matching contributions, health care coverage and all other benefits) as a percentage of average assets was 2.19% for the year ended December 31, 1997.

This concludes the report of the Compensation Committee.

James S. Lai, Ph.D.  Aaron I. Alembik   Sion Nyen (Francis) Lai  Carl L. Patrick, Jr.

                                PERFORMANCE GRAPH

The following line graph compares the cumulative, total return of the Company's Common Stock from December 31, 1992 to December 31, 1997, with that of the Nasdaq Composite Index (an average of all stocks traded on the Nasdaq Stock Market) and the SNL Bank Index, provided by SNL Securities, LP, for our peer group (an average of all Banks in the Southeast with assets less than $250 million). Cumulative, total return represents the change in stock price and the amount of dividends received over the indicated period assuming the reinvestment of dividends.



                                    [GRAPH]



                                                          PERIOD ENDING
                                    =====================================================
INDEX                               12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
=========================================================================================
Summit Bank Corporation               100.00  161.62   166.67   212.97   366.91   417.61
NASDAQ - Total US                     100.00  114.80   112.21   158.70   195.19   139.53
SNL Banks (Southeast <250M) Index     100.00  130.58   143.70   227.52   275.63   438.82

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 13, 1998, the number of shares of Common Stock of the Company beneficially owned by each person known to the Company to own more than 5% of the outstanding shares of Common Stock, by each director and executive officer of the Company, and by all of the directors and executive officers of the Company as a group. Except where otherwise indicated, each individual has sole voting and investment power over the Common Stock listed by his or her name.

                                               Number of Shares                          Percent of Class
Beneficial Owner                              Beneficially Owned (1)                   Beneficially Owned
-----------------------------------------------------------------------------------------------------------

P. Carl Unger                                       30,123                                    1.64%
Jack N. Halpern                                     35,000    (2)                             1.91%
David Yu                                            53,719    (3)                             2.92%
James S. Lai                                        20,000                                    1.09%
Pin Pin Chau                                        21,500    (4)                             1.17%
Aaron I. Alembik                                    20,980    (5)                             1.14%
Gerald L. Allison                                    6,602                                     .36%
Peter M. Cohen                                      16,543                                     .90%
Paul C.Y. Chu                                      131,188    (6)                             7.15%
H.A. Dudley, Jr.                                     9,000    (7)                              .49%
Donald R. Harkleroad                                31,300    (8)                             1.71%
Daniel T. Huang                                    130,100    (9)                             7.09%
Shafik H. Ladha                                     20,000   (10)                             1.09%
Sion Nyen (Francis) Lai                             27,500   (11)                             1.50%
Shih Chien (Raymond) Lo                              2,708                                     .15%
Gary K. McClung                                      7,000   (12)                              .38%
Nack Y. Paek                                        15,600                                     .85%
Carl L. Patrick, Jr.                                38,990                                    2.12%
W. Clayton Sparrow, Jr.                             12,637                                     .69%
Howard H.L. Tai                                     20,000                                    1.09%

All directors and executive
  officers as a group (20 people)                  650,490   (13)                            35.44%

(1) Based on 1,815,363 shares outstanding as of March 13, 1998, and in the case of beneficial owners who hold options for shares exercisable within 60 days, includes as outstanding the number of shares subject to such options. Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2) Includes 20,000 shares held by Halpern Enterprises of which Mr. Halpern is President

(3) Represents 49,719 shares held by Mr. Yu and his wife, and 4,000 shares subject to options received under the Company's Key Employee Stock Option Plan.

(4) Includes 8,000 shares subject to options received under the Company's Key Employee Stock Option Plan.

(5)      Includes 4,380 shares held by Mr. Alembik's wife.

(6) Includes 95,000 shares held by May Foong Corporation of which Mr. Chu is President. Mr. Chu's address is 23 Northdale Road, White Plains, New York.

(7) Includes 4,000 shares subject to options received under The Company's Key Employee Stock Option Plan.

(8) Includes 30,000 shares held by Bristol Summit Company and 1,200 shares held by The Bristol Company, as to both of which Mr. Harkleroad is President.

(9) Represents shares held by Mr. Huang, his wife and various family members. Mr. Huang's address is 5500 Chelson Wood Drive, Duluth, Georgia.

(10) Represents shares held by Ladha Holdings Inc. of which Mr. Ladha is President.

(11) Includes 20,000 shares held by U.S. Pacific Investment Group of which Mr. Lai is President.

(12) Includes 4,000 shares subject to options received under the Company's Key Employee Stock Option Plan.

(13) Includes 20,000 shares subject to stock options received under the Company's Key Employee Stock Option Plan exercisable within 60 days.


                       APPROVAL OF SUMMIT BANK CORPORATION
                            1998 STOCK INCENTIVE PLAN

                                  INTRODUCTION

On February 23, 1998, the Board of Directors approved the Summit Bank Corporation 1998 Stock Incentive Plan (the "Stock Plan"), the full text of which is set forth in Appendix A to this Proxy Statement.

The Stock Plan provides the Company with increased flexibility to grant equity-based compensation to key employees, officers, directors and consultants of the Company and its affiliates for the purpose of giving them a proprietary interest in the Company and providing the Company with a mechanism to attract and retain key personnel. The Board of Directors has reserved 200,000 shares of Common Stock for issuance pursuant to awards that may be made under the Stock Plan, subject to adjustment as provided in the Stock Plan.

Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), restrict the Company's ability in the absence of stockholder approval to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified options and stock appreciation rights under Code Section 162(m).

The following description of the Stock Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

                             TERMS OF THE STOCK PLAN

ADMINISTRATION

Awards under the Stock Plan will be determined by the Board of Directors of the Company or a subcommittee of the Board of Directors, the members of which are selected by the Board of Directors (the "Committee"). The Board of Directors will consider the advisability of complying with the disinterested standards contained in both Section 162(m) of the Code and Rule 16(b)(3) (promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) when appointing members to the Committee. The Committee will have at least two members. At the present time, the full membership of the Board of Directors constitutes the Committee.

AWARDS

The Stock Plan permits the Committee to make awards of shares of Common Stock, awards of derivative securities related to the value of the Common Stock and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons. The Stock Plan permits the Committee to make awards of a variety of equity-based incentives, including (but not limited to) stock awards, options to purchase shares of Common Stock and to sell shares of Common Stock back to the Company, stock appreciation rights, so-called "cashout" or "limited stock appreciation rights" (which the Committee may make exercisable in the event of a certain changes in control of the Company or other events), phantom shares, performance incentive rights, dividend equivalent rights and similar rights (collectively, "Stock Incentives").

The number of shares of Common Stock as to which a Stock Incentive is granted and to whom any Stock Incentive is granted will be determined by the Committee, subject to the provisions of the Stock Plan. Stock Incentives issuable may be made exercisable or settled at such prices and may be made forfeitable or terminable under such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Plan. No participant who is a "covered employee", within the meaning of Section 162(m) of the Code, however, may be granted during any single fiscal year of the Company rights to shares of Common Stock under options and stock appreciation rights which, in the aggregate, exceed 50,000 shares of Common Stock.

Stock Incentives generally are not transferable or assignable during a holder's lifetime.

OPTIONS

The Stock Plan provides for incentive stock options and non-qualified stock options. The Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time the option is granted, and the option will be evidenced by a Stock Incentive Agreement. Options may be made exercisable pursuant to such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Plan.

The exercise price of an option shall be set forth in the applicable Stock Incentive Agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant owns more than 10% of the Company's outstanding Common Stock). At the time the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Common Stock purchased pursuant to the option to identify them as shares of Common Stock purchased upon the exercise of an incentive stock option. Non-qualified stock options may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded, based upon an average fair market value of the Common Stock at the time the option is awarded, or based upon any other reasonable measure of fair market value. The Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of

Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld.

The term of an option shall be specified in the applicable Stock Incentive Agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Common Stock will not be exercisable after the expiration of five (5) years after the date the option is granted. Subject to any further limitations in a Stock Incentive Agreement, in the event of a participant's termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of such termination of employment; provided, however, that if such termination of employment is due to death or disability, one year will be substituted for the three-month period.

STOCK APPRECIATION RIGHTS

Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of Common Stock or in cash, according to terms established by the Committee with respect to any particular award.

STOCK AWARDS

The Committee may grant shares of Common Stock to a participant, subject to such restrictions and conditions, if any, as the Committee shall determine.

OTHER STOCK INCENTIVES

Dividend equivalent rights, performance units and phantom shares may be granted in such numbers or units and may be subject to such conditions or restrictions as the Committee will determine and will be payable in cash or shares of Common Stock, as the Committee may determine.

CERTAIN CASH AWARDS

The Committee may make cash awards designed to cover tax obligations of employees that result from the receipt or exercise of a Stock Incentive.

The terms of particular Stock Incentives may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company. Stock Incentives may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, Stock Incentives that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive Agreement and to the provisions of the Stock Plan.

CERTAIN REORGANIZATIONS

The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of Stock Incentives or to which a Stock Incentive is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company effected without the receipt of consideration.

In the event of certain corporate reorganizations, Stock Incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the terms of the Stock Plan or any agreement reflecting the terms of a Stock Incentive.

AMENDMENTS OR TERMINATION

Although the Stock Plan may be amended by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No such action by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder's consent.

                         FEDERAL INCOME TAX CONSEQUENCES

The following discussion outlines generally the federal income tax consequences of participation in the Stock Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Plan.

INCENTIVE STOCK OPTIONS

A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, the participant will be taxed at the time he or she sells the shares of Common Stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant does not sell the shares of Common Stock prior to two years from the date of grant of the incentive stock option and one year from the date the Common Stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the shares of Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of Common Stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

NON-QUALIFIED OPTIONS

A participant will not recognize income upon the grant of a non-qualified option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

OTHER STOCK INCENTIVES

A participant will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (the "Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

                              STOCKHOLDER APPROVAL

The Board of Directors seeks stockholder approval because such approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options and stock appreciation rights granted under the Stock Plan.

Approval of the Stock Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 STOCK INCENTIVE PLAN.



                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

KPMG Peat Marwick LLP, Atlanta, Georgia, acted as the Company's principal independent certified public accountants for the fiscal year ended December 31, 1997. No company has been selected by the Board of Directors to act as the Company's independent certified public accountants for the current year, and it is anticipated that there will be no change in same. The Board of Directors will make this decision later in the year. Representatives of KPMG Peat Marwick LLP are expected to be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                  OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matters come before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their judgment.

                 SHAREHOLDERS PROPOSALS FOR 1999 ANNUAL MEETING

Proposals of shareholders of the Company intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before December 31, 1998 in order to be included in the Company's Proxy Statement and Proxy related to the 1999 Annual Meeting of Shareholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

                                OTHER INFORMATION

                            PROXY SOLICITATION COSTS

The cost of soliciting Proxies for the 1998 Annual Meeting will be paid by the Company. In addition to the solicitation of shareholders of record by mail, telephone, facsimile or personal contact, the Company will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by the Company, will provide information concerning quantities of Proxy materials and 1997 Annual Reports needed to supply such information to beneficial owners, the Company will reimburse them for the reasonable expense of mailing Proxy materials and 1997 Annual Reports to such persons.

                           ANNUAL REPORT ON FORM 10-K

Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such persons without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests may be made to Summit Bank Corporation, 4360 Chamblee Dunwoody Road, Atlanta, Georgia, 30341, Attention: Gary McClung, Secretary.

                                       By Order of the Board of Directors,

                                       /s/  Gary K. McClung
                                       --------------------------------
                                       Gary K. McClung
                                       Secretary

March 20, 1998

                                   APPENDIX A






















                             SUMMIT BANK CORPORATION
                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                               Page
                                                                               ----
SECTION 1  DEFINITIONS........................................................  A-3

      1.1      Definitions....................................................  A-3

SECTION 2  THE STOCK INCENTIVE PLAN...........................................  A-6

      2.1      Purpose of the Plan............................................  A-6
      2.2      Stock Subject to the Plan......................................  A-6
      2.3      Administration of the Plan.....................................  A-6
      2.4      Eligibility and Limits.........................................  A-7

SECTION 3  TERMS OF STOCK INCENTIVES..........................................  A-7

      3.1      Terms and Conditions of All Stock Incentives...................  A-7
      3.2      Terms and Conditions of Options................................  A-8
               (a)      Option Price..........................................  A-8
               (b)      Option Term...........................................  A-9
               (c)      Payment...............................................  A-9
               (d)      Conditions to the Exercise of an Option...............  A-9
               (e)      Termination of Incentive Stock Option.................  A-9
               (f)      Special Provisions for Certain Substitute Options.....  A-9

      3.3      Terms and Conditions of Stock Appreciation Rights.............. A-10
               (a)      Settlement............................................ A-10
               (b)      Conditions to Exercise................................ A-10
      3.4      Terms and Conditions of Stock Awards........................... A-10
      3.5      Terms and Conditions of Dividend Equivalent Rights............. A-10
               (a)      Payment............................................... A-10
               (b)      Conditions to Payment................................. A-10
      3.6      Terms and Conditions of Performance Unit Awards................ A-11
               (a)      Payment............................................... A-11
               (b)      Conditions to Payment................................. A-11
      3.7      Terms and Conditions of Phantom Shares......................... A-11
               (a)      Payment............................................... A-11
               (b)      Conditions to Payment................................. A-11
      3.8      Treatment of Awards Upon Termination of Service................ A-11

SECTION 4  RESTRICTIONS ON STOCK.............................................. A-12
      4.1      Escrow of Shares............................................... A-12
      4.2      Forfeiture of Shares........................................... A-12
      4.3      Restrictions on Transfer....................................... A-12

SECTION 5  GENERAL PROVISIONS................................................. A-12
      5.1      Withholding.................................................... A-12
      5.2      Changes in Capitalization; Merger; Liquidation................. A-13
      5.3      Cash Awards.................................................... A-13
      5.4      Compliance with Code........................................... A-13
      5.5      Right to Terminate Service..................................... A-13
      5.6      Restrictions on Delivery and Sale of Shares; Legends........... A-14
      5.7      Non-alienation of Benefits..................................... A-14
      5.8      Termination and Amendment of the Plan.......................... A-14
      5.9      Stockholder Approval........................................... A-14
      5.10     Choice of Law.................................................. A-14
      5.11     Effective Date of Plan......................................... A-14

                             SUMMIT BANK CORPORATION

                            1998 STOCK INCENTIVE PLAN

                              SECTION 1 DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

                  (a) "Board of Directors" means the board of directors of the Company.

                  (b) "Cause" has the same meaning as provided in the employment agreement between the Participant and the Company or, if applicable, any affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or its affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the Company or its affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its affiliates are party.

                  (c) "Change in Control" means any one of the following events which may occur without the approval of the Board of Directors:

                           (1)      the acquisition by any person, entity or
"group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (excluding, for this purpose, any employee benefit plan maintained by the Company or any affiliate), which acquires beneficial ownership of voting securities of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of more than fifty percent (50%) of either the then outstanding shares of Stock or the combined voting power of the Company's (or of such other Company affiliates') (as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) then outstanding voting securities entitled to vote generally in the election of directors;

                           (2)      the acquisition by any person, entity or
"group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (excluding, for this purpose, any employee benefit plan maintained by the Company or any affiliate), which acquires beneficial ownership of voting securities of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of more than thirty percent (30%) or more of either the then outstanding shares of Stock or the combined voting power of the Company's (or of such other Company affiliates') (as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) then outstanding voting securities entitled to vote generally in the election of directors and the failure for any reason of individuals who constitute the Incumbent Board to continue to constitute at least two-thirds of the Board of Directors within any thirteen (13) month period. For purposes of this Section 1.1(c)(2), the term "Incumbent Board" shall mean the members of the Board of Directors as of the date this Plan is adopted by the Board of Directors and any person becoming a member of the Board of Directors after that date whose election, or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the

Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934); or

                           (3)      the approval by the stockholders of the
Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee) or the sale of all or substantially all of the assets of the Company (or of such other Company affiliates as may be identified in the Stock Incentive Agreement or otherwise designated by the Committee).

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3. In the absence of any such appointment, the full membership of the Board of Directors shall serve as the Committee.

                  (f) "Company" means Summit Bank Corporation, a Georgia corporation.

                  (g) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

                  (h) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

                  (i) "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Plan Section 3.5.

                  (j) "Fair Market Value" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock

Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

                  (k) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

                  (l) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan
Section 3.2.

                  (m) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

                  (n) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

                  (o) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (p) "Participant" means an individual who receives a Stock Incentive hereunder.

                  (q) "Performance Unit Award" refers to a performance unit award described in Plan Section 3.6.

                  (r) "Phantom Shares" refers to the rights described in Plan Section 3.7.

                  (s) "Plan" means the Summit Bank Corporation 1998 Stock Incentive Plan.

                  (t) "Stock" means the Company's common stock, $.01 par value.

                  (u) "Stock Appreciation Right" means a stock appreciation right described in Plan Section 3.3.

                  (v)      "Stock Award" means a stock award described in Plan
Section 3.4.

                  (w) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

                  (x) "Stock Incentive Program" means a written program established by the Committee pursuant to which Stock Incentives, other than Options or Stock Appreciation Rights, are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program and distributed among eligible officers, employees and directors.

                  (y) "Stock Incentives" means, collectively, Dividend Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards.

                  (z) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (aa) "Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2 THE STOCK INCENTIVE PLAN

         2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, employees, directors and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding key personnel.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 200,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan. All other plans maintained by the Company that provided for the reservation of shares of Stock for stock incentives have been terminated.

         2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the officers, employees, directors and consultants of the Company or its affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements or Stock Incentive Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

         As to any matter involving a Participant who is not a "reporting person" for purposes of Section 16 of the Securities Exchange Act of 1934, the Committee may delegate to any member of the Board of Directors or officer of the Company the administrative authority to (a) interpret the provisions of the Participant's Stock Incentive Agreement and (b) determine the treatment of Stock Incentives upon a Termination of Service, as contemplated by Plan Section 3.8.

         The Committee shall consist of at least two members of the Board of Directors. The Board of Directors shall consider the advisability of complying with the disinterested standards contained in both Code Section 162(m) and Rule 16b-3(b)(3) (promulgated under the Securities Exchange Act of 1934) when appointing members to, or otherwise considering the composition of, the Committee. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

         2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, employees, directors and consultants of the Company or an affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares Stock with respect to which Options or Stock Appreciation Rights may be granted during any single fiscal year of the Company to any Participant who is a "covered employee," within the meaning of Code Section 162(m) and the regulations promulgated thereunder (a "Covered Employee"), shall not exceed 50,000.

                       SECTION 3 TERMS OF STOCK INCENTIVES

         3.1      Terms and Conditions of All Stock Incentives.

                  (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

                  (b) Each Stock Incentive shall be evidenced either by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement or Stock Incentive Program shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement or Stock Incentive Program that is inconsistent with the Plan shall be null and void.

                  (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement or Stock Incentive Program and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

                  (d) The Committee may provide in any Stock Incentive Agreement or pursuant to any Stock Incentive Program (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of a Stock Incentive shall be determined as follows:

                           (1)      Options shall be cashed out on the basis of
the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part;

                           (2)      Stock Awards and Phantom Shares shall be
cashed out in an amount equal to the Change in Control Price with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive; and

                           (3)      Stock Appreciation Rights, Dividend
Equivalent Rights and Performance Unit Awards shall be cashed out with or without regard to any conditions or restrictions otherwise applicable to any such Stock Incentive and the amount of the cash out shall be determined by reference to the number of shares of Stock that would be required to pay the Participant in kind for the value of the Stock Incentive as of the date of the Change in Control multiplied by the Change in Control Price.

                  (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

                  (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

         3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

                  (a) Option Price . Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a Covered Employee, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

                  (b) Option Term. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

                  (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

                  (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

                  (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

                  (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

         3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive or not in connection with a Stock Incentive. A Stock Appreciation Right shall entitle the Participant to receive the excess of (a) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (b) a specified price (1) which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares and (2) which, in the case of a Stock Appreciation Right that is granted to a Participant who is then a Covered Employee, shall not be less than the Fair Market Value of the Stock at the time of the award. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with a Stock Incentive shall result in a pro rata surrender or cancellation of any related Stock Incentive to the extent the Stock Appreciation Right has been exercised.

                  (a) Settlement. Upon settlement of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

         3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

         3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

                  (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

         3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the value of a number of units (stated in terms of a designated dollar amount per unit) granted by the Committee, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

                  (a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

         3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a future date, payment of an amount equal to all or a portion of the Fair Market Value of a number of shares of Stock at the end of a certain period, all as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment.

                  (a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.


                  (b) Conditions to Payment. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

         3.8 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                         SECTION 4 RESTRICTIONS ON STOCK

         4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

         4.2 Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Stock Incentive Agreement or Stock Incentive Program, in the event that the Participant violates a noncompetition agreement as set forth in the Stock Incentive Agreement or Stock Incentive Program, all Stock Incentives and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

         4.3 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                          SECTION 5 GENERAL PROVISIONS

         5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

                  (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                  (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

         5.2      Changes in Capitalization; Merger; Liquidation.

                  (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

                  (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

         5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.


         5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Incentive Agreement or Stock Incentive Program shall confer upon any Participant the right to continue as an employee, officer, director or consultant of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's service at any time.

         5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

         5.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Stock Incentive granted under the Plan shall be void.

         5.10 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

         5.11 Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the Board of Directors.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed this ___________ day of __________________________, 1998.

                                   SUMMIT BANK CORPORATION


                                   By:
                                      -----------------------------------

                                   Title:
                                         --------------------------------
Attest:


------------------------------
Secretary

      [CORPORATE SEAL]

                                                                      APPENDIX B


                             SUMMIT BANK CORPORATION
                                      PROXY

         This Proxy is solicited by the Board of Directors for the Annual Meeting (the "Meeting") to be held at the Atlanta Marriott Perimeter Center, 246 Perimeter Center Parkway, N.E. Atlanta, Georgia 30346, on the 25th day of April 1998, at 10:00 a.m. (Atlanta time).

         The undersigned hereby appoints Pin Pin Chau and David Yu, or either of them with individual power of substitution, proxies to vote all shares of Common Stock of Summit Bank Corporation which the undersigned may be entitled to vote at the Meeting and at all adjournments thereof.

         All Proxies will be voted in accordance with the instructions contained in the Proxies. If no choice is specified, Proxies will be voted "FOR" the election to the Board of Directors of all the nominees listed on the reverse side, "FOR" the approval of the Company's 1998 Stock Incentive Plan and in accordance with the best judgment of the Proxy holder on any other matters which may come before the Meeting.

         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON APRIL 25, 1998. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.



                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS
      [ ]  FOR all nominees      [ ]  WITHHOLD AUTHORITY                     INSTRUCTION:  To withhold authority to vote for
                                 to vote for all nominees listed below       any nominee, write that nominee's name below:


Gerald L. Allison          Nack Paek                          David Yu
James S. Lai               Carl L. Patrick, Jr.               Jose Ignacio Gonzalez
                                                                                    ------------------------------
II.  APPROVAL OF THE COMPANY'S 1998 STOCK INCENTIVE PLAN

      [ ]  FOR         [ ]   AGAINST              [ ]  ABSTAIN

III. IN ACCORDANCE WITH THEIR BEST JUDGEMENT UPON SUCH OTHER MATTERS AS MAY
     COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

 IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS I AND II.


----------------------------------------     -----------------------------------
         Print Name of Shareholder                  Signature of Shareholder

                                             Important: Please sign this proxy
                                             exactly as your name(s) appear(s)
                                             hereon. If shares are held by more
                                             than one owner, each must sign.
                                             Executors, administrators,
                                             trustees, guardians, and others
                                             signing in a representative
                                             capacity should give their full
                                             name.

                                                  Dated:                         , 1998
                                                        -------------------------

                                                        BE SURE TO DATE THIS PROXY




----------------------------------------------------------------------------------------
                             FOLD AND DETACH HERE